UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 13, 2007
Date of Report (Date of earliest event reported)
SIRENZA MICRODEVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021
(Address of principal executive offices, including zip code)
(303) 327-3030
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On August 13, 2007, Sirenza Microdevices, Inc. (“Sirenza”) and RF Micro Devices, Inc. (“RFMD”) issued a press release announcing that they have entered into a definitive merger agreement. In addition, on August 13, 2007, (i) RFMD held a webcast conference call to discuss the transaction and utilized a slide presentation during the conference call, and (ii) Sirenza distributed a letter to Sirenza employees announcing the transaction.
Copies of each of the joint press release, investor slide presentation and Sirenza employee communication are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Joint press release by Sirenza Microdevices, Inc. and RF Micro Devices, Inc., dated August 13, 2007, announcing execution of definitive merger agreement.

99.2	Investor slide presentation, first presented during an RF Micro Devices, Inc. webcast conference call on August 13, 2007.

99.3	Letter distributed to employees of Sirenza Microdevices, Inc., dated August 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

	By:	/s/ Charles Bland

Charles Bland Chief Financial Officer

Date: August 13, 2007

SIRENZA MICRODEVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
99.1	Joint press release by Sirenza Microdevices, Inc. and RF Micro Devices, Inc., dated August 13, 2007, announcing execution of definitive merger agreement.

99.2	Investor slide presentation, first presented during an RF Micro Devices, Inc. webcast conference call on August 13, 2007.

99.3	Letter distributed to employees of Sirenza Microdevices, Inc., dated August 13, 2007.